SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2011

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2011, the stockholders of Coherent, Inc. (the “Company”) approved the Company’s 2011 Equity Incentive Plan (the “Plan”).  A description of the terms of the Plan are incorporated by reference herein to “Proposal Three — Approval of Our 2011 Equity Incentive Plan” contained in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2011.  There have not been any grants under the Plan made to any of our named executive officers.

ITEM 5.07.	Submission of Matters to a Vote of Securityholders

On March 31, 2011, the Company held its 2011 Annual Meeting of Stockholders and the following are the final voting results for the meeting:

Proposal	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
One: To elect six directors to serve for the ensuing year and until their successors are duly elected
John R. Ambroseo	21,437,352	—	42,527	—	2,149,493
Susan James	21,411,564	—	68,315	—	2,149,493
L. William Krause	21,134,021	—	345,858	—	2,149,493
Garry Rogerson	21,167,197	—	312,682	—	2,149,493
Lawrence Tomlinson	21,161,165	—	318,714	—	2,149,493
Sandeep Vij	21,170,856	—	309,023	—	2,149,493
Two: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2011	23,298,806	318,001	—	12,565	—
Three: To approve the Company’s 2011 Equity Incentive Plan	16,925,523	3,345,431	—	1,208,925	2,149,493
Four: To receive an advisory vote on executive officer compensation	19,684,002	591,602	—	1,204,275	2,149,493

	One Year	Two Years	Three Years
Five: To receive an advisory vote on the frequency of advisory votes on executive officer compensation	15,395,521	860,845	3,627,735	1,595,778	—

Each of the above-named directors was elected at the annual meeting and stockholders approved:  (i) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2011; (ii) the Company’s 2011 Equity Incentive Plan; and (iii) the compensation of the Company’s named executive officers for the fiscal year ended October 2, 2010.  In addition, the stockholders advised that they would like the Company to hold an advisory vote on named executive officer compensation for the preceding fiscal year at each annual meeting of stockholders.  Based on this, the Company will include an advisory vote on named executive officer compensation in its proxy statement for each annual meeting of stockholders until the next advisory vote taken on the frequency of advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: April 5, 2011
	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel